UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 18, 2009
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                             SJW Corp.
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      (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    110 W. Taylor Street, San Jose, California            95110
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    (Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


        [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(b)  Bonnie Schmidt's employment was terminated effective
September 18, 2009. In her employment capacity as the Controller of San Jose Water Company, SJW Corp.'s wholly owned subsidiary, Ms. Schmidt served as the Registrant's principal accounting officer prior to her termination date.

(c) Wendy Avila-Walker, age 46, has been appointed Controller of San Jose Water Company effective September 21, 2009. In such capacity, Ms. Avila-Walker will serve as the Registrant's principal accounting officer.

Ms. Avila-Walker has served as the Director of Compliance of San Jose Water Company since August 2008 and as the Director of Reporting and Finance of San Jose Water Company from May 2005 until August 2008. In such capacities, Ms. Avila-Walker was responsible for the Registrant's compliance with the Sarbanes-Oxley Act of 2002, quarterly and annual reports filed with the Securities and Exchange Commission, earnings press releases, internal reporting, coordination with the outside auditors, and budgeting. Ms. Avila-Walker also provided consulting services for the accounting and information systems departments of San Jose Water Company from February 2005 until May 2005. Prior to that, she held positions of Deputy Chief Information Officer and Acting Deputy Chief Information Officer for the City of San Jose from June 2002 until August 2004, and Administrative Officer for the City of San Jose from March 1999 until June 2002.

Ms. Avila-Walker will receive an annual base salary of $175,000, and her 2009 annual performance-based target bonus is $15,000. The actual bonus each year may range from zero to 150 percent of target depending on corporate and individual performance. Ms. Avila-Walker is also eligible for participation in San Jose
Water Company's employee benefit programs and may also become entitled to certain severance benefits under the Registrant's Executive Severance Plan in the event her employment terminates under certain defined circumstances in connection with a change in control of SJW Corp. The principal features of the Executive Severance Plan are summarized in the Proxy Statement filed by the Registrant on March 12, 2009.


                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SJW Corp.
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September 22, 2009                /s/ David A. Green
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                                  David A. Green,
                                  Chief Financial Officer
                                  and Treasurer